Exhibit 99.1

Climb Global Solutions Appoints Matthew Sullivan as Chief Financial Officer

EATONTOWN, N.J., January 13, 2025 – Climb Global Solutions, Inc. (NASDAQ:CLMB) (“Climb”, the “Company”, “we”, or “our”), a value-added global IT channel company providing unique sales and distribution solutions for innovative technology vendors, today announced that Matthew Sullivan, the current Chief Accounting Officer of Climb, was appointed to the position of Chief Financial Officer (“CFO”), effective January 10, 2025, following the retirement of Andrew (“Drew”) Clark. Mr. Clark will remain with the Company as an advisor until April 15, 2025 to ensure a seamless transition.

Mr. Sullivan brings extensive financial leadership experience to Climb. Since joining the Company in 2019 as Vice President, Corporate Controller, Mr. Sullivan has risen internally to his most recent role of Chief Accounting Officer, overseeing global financial functions, including external and internal reporting, compliance, and financial planning. Additionally, he played a pivotal role in advancing Climb’s growth strategy and helping to drive the financial diligence process for five accretive acquisitions since 2020. Prior to joining Climb, Mr. Sullivan held finance roles at Jackson Hewitt Tax Service and BDO USA, LLP, where he managed complex audit and financial operations. He is a Certified Public Accountant and holds a bachelor’s degree in accounting from Kutztown University of Pennsylvania.

“On behalf of the Company, I’d like to thank Drew for his invaluable contributions to Climb and congratulate Matthew on his well-earned promotion to CFO,” said CEO Dale Foster. “Matthew’s extensive financial expertise, exceptional leadership, and deep knowledge of our business makes him uniquely qualified to step into this important role. Over the past five years, he has been instrumental in enhancing our financial operations, advancing strategic initiatives, and supporting our growth through five accretive acquisitions. I am confident that Matthew’s experience and vision will help us continue to deliver unmatched value to our customers, partners, and shareholders.”

Mr. Clark stated, “It’s been a privilege to have contributed to Climb’s remarkable growth since I joined the Company in 2021. I am incredibly proud of the work we’ve accomplished as a team to strengthen Climb’s financial foundation while executing on our strategic vision. With a proven track record of success and a talented leadership team in place, I am confident Climb will continue to achieve new heights. I look forward to watching its continued growth and success in the years to come.”

About Climb Global Solutions

Climb Global Solutions, Inc. (NASDAQ:CLMB) is a value-added global IT distribution and solutions company specializing in emerging and innovative technologies. Climb operates across the US, Canada and Europe through multiple business units, including Climb Channel Solutions, Grey Matter and Climb Global Services. The Company provides IT distribution and solutions for companies in the Security, Data Management, Connectivity, Storage & HCI, Virtualization & Cloud, and Software & ALM industries.

Additional information can be found by visiting www.climbglobalsolutions.com.

Forward-Looking Statements

The statements in this release, other than statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections.  These forward-looking statements are subject to certain risks and uncertainties. Many of the forward-looking statements may be identified by words such as ”look forward,” “believes,” “expects,” “intends,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “in process,” “under construction,” “in development,” “opportunity,” “target,” “outlook,” “maintain,” “continue,” “goal,” “aim,” “commit,” or similar expressions, or when we discuss our priorities, strategy, goals, vision, mission, opportunities, projections, intentions or expectations. In this press release, the forward-looking statements relate to, among other things, declaring and reaffirming our strategic goals, future operating results, and the effects and potential benefits of the strategic acquisition on our business. Factors, among others, that could cause actual results and events to differ materially from those described in any forward-looking statements include, without limitation, statements concerning our plans and expectations in connection with the transition of CFO leadership and other plans and expectations. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described in the section entitled “Risk Factors” contained in Item 1A. of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and from time to time in the Company’s filings with the Securities and Exchange Commission.

Company Contact

Matthew Sullivan
Chief Financial Officer
(732) 847-2451
MatthewS@ClimbCS.com

Investor Relations Contact

Sean Mansouri, CFA or Aaron D’Souza

Elevate IR

(720) 330-2829

CLMB@elevate-ir.com